CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Oil and gas revenue	$ 1,421,915	$ 65,881	$ 16,543
Other operating revenue - gain on sale of oil and gas properties		402,901	34,467
Total revenues	1,421,915	468,782	51,010
Costs and expenses:
Lease operating expenses	152,052	12,526	5,753
Ad valorem and production taxes	64,033	3,174	819
Depreciation, depletion and amortization	469,230	27,696	5,724
Accretion of asset retirement obligation	663	215	97
General and administrative expenses	412,268	10,010	10,011
General and administrative expenses allocated from Arabella Petroleum Company, LLC	131,950	93,845	30,071
Total costs and expenses	1,230,196	147,466	52,475
Net income (loss)	$ 191,719	$ 321,316	$ (1,465)
Net income (loss) per ordinary share:
Basic	$ 0.06	$ 0.1	$ 0.00
Diluted	$ 0.06	$ 0.1	$ 0.00
Weighted average ordinary shares outstanding:
Basic	3,157,695	3,125,000	3,125,000
Diluted	3,201,305	3,125,000	3,125,000